POWER OF ATTORNEY

     Each person whose signature appears below hereby authorizes and appoints Samuel L. Eichenfield and Bruno A. Marszowski, and each of them severally, as his or her attorneys-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each such capacity stated below, The FINOVA Group Inc.'s Annual Report on Form 10-K for the year ending December 31, 1999, and any amendments thereto, to be filed with the Securities and Exchange Commission, the New York Stock Exchange, and otherwise, as fully as such person could do in person, hereby verifying and confirming all that said attorneys-in-fact, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

       Signatures                        Title                     Date
       ----------                        -----                     ----

Principal Executive Officer

/s/ Samuel L. Eichenfield         Chairman of the Board,       February 10, 2000
----------------------------      President and Chief
Samuel L. Eichenfield             Executive Officer


Principal Financial and
Accounting Officer

/s/ Bruno A. Marszowski           Senior Vice President-       February 10, 2000
----------------------------      Controller and Chief
Bruno A. Marszowski               Financial Officer


Directors

/s/ Robert H. Clark, Jr.                                       February 10, 2000
----------------------------
Robert H. Clark, Jr.

/s/ Constance R. Curran                                        February 10, 2000
----------------------------
Constance R. Curran

/s/ G. Robert Durham                                           February 10, 2000
----------------------------
G. Robert Durham

/s/ James L. Johnson                                           February 10, 2000
----------------------------
James L. Johnson

/s/ Kenneth R. Smith                                           February 10, 2000
----------------------------
Kenneth R. Smith

/s/Shoshana B. Tancer                                          February 10, 2000
----------------------------
Shoshana B. Tancer

/s/John W. Teets                                               February 10, 2000
----------------------------
John W. Teets